Exhibit  99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel,  President of the Value Line Aggressive Income Trust (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 7/31/12 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 1, 2012	By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Aggressive Income Trust

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D Washington, Treasurer of the Value Line Aggressive Income Trust (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 7/31/12 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 1, 2012	By:	/s/ Emily D. Washington
Emily D. Washington
Treasurer
Value Line Aggressive Income Trust